Exhibit 99.2

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) is entered into as of July 25, 2006, by and among Mattel Foreign Holdings, Ltd., a Bermuda exempted company (“Parent”), and the persons listed on Schedule I hereto (each, together with any permitted assigns hereunder, a “Shareholder,” and, collectively, the “Shareholders”).

R E C I T A L S:

WHEREAS, concurrently with the execution of this Agreement, Parent, Mattel Enterprises, Ltd., a Bermuda exempted company (“Amalgamation Sub”), and Radica Games Limited, a Bermuda exempted company (the “Company”), have entered into an Agreement and Plan of Amalgamation (as such agreement is amended by the parties thereto, the “Amalgamation Agreement”), pursuant to which the Company and Amalgamation Sub shall amalgamate, with the resulting company continuing to exist as a company incorporated and governed by the laws of Bermuda;

WHEREAS, as of the date hereof, each Shareholder Beneficially Owns the number of Shares set forth opposite such Shareholder’s name on Schedule I hereto (the “Covered Shares”); and

WHEREAS, as a condition to and an inducement to Parent and Amalgamation Sub to enter into the Amalgamation Agreement, the Shareholders have agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1 Capitalized Terms. For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Amalgamation Agreement.

1.2 Other Definitions. For purposes of this Agreement:

(a) “Beneficially Own” or “Beneficial Ownership,” with respect to any securities, shall mean having “beneficial ownership” of such securities as determined pursuant to Rule 13d-3(a) under the Exchange Act. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person include securities Beneficially Owned by all other Persons with whom such Person would constitute a “group” within the meaning of Section 13(d) of the Exchange Act with respect to the securities of the same issuer.

(b) “Constructive Sale” means, with respect to any security, a short sale or entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership of such security.

(c) “Transfer” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, pledge, hypothecation, gift, placement in trust, Constructive Sale or other disposition of such security (excluding transfers by testamentary or intestate succession), of any right, title or interest in such security (including any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise) or of the record or Beneficial Ownership of such security, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

ARTICLE II

Voting

2.1 Agreement to Vote the Shareholder’s Covered Shares. Until the Termination Date (as defined herein), each Shareholder agrees that at any annual, special or other meeting of the shareholders of the Company, and at any adjournment or postponement thereof, and in connection with any action of the shareholders of the Company taken by written consent, such Shareholder will:

(a) appear in person or by proxy at each such meeting or otherwise cause such Shareholder’s Covered Shares to be counted as present at such meeting for the purpose of calculating a quorum; and

(b) vote (or cause to be voted) all of such Shareholder’s Covered Shares, in accordance with applicable procedures to ensure that such shares are duly counted for purposes of recording the results of such vote:

(i) in favor of the approval of the terms of the Amalgamation Agreement, the Amalgamation, the transactions contemplated thereby and any other actions required in furtherance thereof, and

(ii) against (A) any Acquisition Proposal, (B) any proposal for any recapitalization, reorganization, liquidation, dissolution, amalgamation, merger, sale of assets or business combination between the Company and any other Person (other than the Amalgamation Agreement, the Amalgamation and the transactions contemplated thereby), (C) any material change in the capitalization or corporate structure of the Company or any of its Subsidiaries (other than the Amalgamation Agreement, the Amalgamation and the transactions contemplated thereby), or any amendment to the Company’s memorandum of association or bye-laws, or (D) any action that would reasonably be expected to (I) result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Amalgamation Agreement or of such Shareholder under this Agreement, (II) preclude fulfillment of a condition under the Amalgamation Agreement to the obligations of any party thereto to consummate the Amalgamation, or (III) impede, interfere or be inconsistent with, delay, postpone, discourage or adversely affect the transactions contemplated by the Amalgamation Agreement or this Agreement.

2.2 Grant of Irrevocable Proxy.

(a) EACH SHAREHOLDER HEREBY GRANTS TO, AND APPOINTS, PARENT, THE EXECUTIVE OFFICERS OF PARENT AND ANY OTHER DESIGNEE OF PARENT, SUCH SHAREHOLDER’S IRREVOCABLE PROXY (UNTIL THE TERMINATION DATE) AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE AND EXERCISE ALL VOTING AND RELATED RIGHTS WITH RESPECT TO, AND TO GRANT A CONSENT OR APPROVAL IN RESPECT OF, THE COVERED SHARES AS INDICATED IN SECTION 2.1. EACH SHAREHOLDER INTENDS THIS PROXY TO BE IRREVOCABLE (UNTIL THE TERMINATION DATE) AND COUPLED WITH AN INTEREST AND WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY SUCH SHAREHOLDER WITH RESPECT TO THE COVERED SHARES.

(b) Except as set forth in Section 2.1, no Shareholder shall be restricted from voting in favor of, against or abstaining with respect to any matter presented to the shareholders of the Company. Parent shall not have the right to vote any Covered Shares at any meeting of the shareholders of the Company other than as provided in this Article II.

ARTICLE III

Covenants

3.1 Restrictions on Transfer, Proxies and Non-Interference.

(a) Each Shareholder agrees that, except as expressly contemplated by the terms of this Agreement or the Amalgamation Agreement, such Shareholder shall not, directly or indirectly: (i) Transfer (or cause or permit the Transfer of) any Covered Shares, (ii) grant a proxy or power of attorney, deposit into any voting trust, enter into any voting agreement or create or permit to exist any Liens with respect to any Covered Shares, or (iii) take any action that would make any representation or warranty of such Shareholder contained herein untrue or incorrect or have the effect of preventing, impeding, interfering with or adversely affecting such Shareholder’s ability to perform such Shareholder’s obligations under this Agreement. Any Transfer in violation of this provision shall be void. Each Shareholder further agrees to authorize and request the Company to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Covered Shares and that this Agreement places limits on the voting of the Covered Shares. If so requested by Parent, each Shareholder agrees that the certificates representing Covered Shares shall bear a legend stating that they are subject to this Agreement and to the irrevocable proxy granted in Section 2.2(a).

(b) Each Shareholder agrees that it will not bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any action, claim, suit or cause of action, in law or in equity, in any court or before any Governmental Entity, that (i) challenges the validity of, or seeks to enjoin the operation of, any provision of this Agreement or the Amalgamation Agreement, or (ii) alleges that the execution and delivery of this Agreement by such Shareholder, either alone or together with the other voting agreements to be delivered in connection with the execution of the Amalgamation Agreement, or the approval of the Amalgamation Agreement or Agreement by the board of directors of the Company, breaches any fiduciary duty of the board of directors of the Company or any member thereof.

3.2 Covered Shares. In the event of a stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or similar transaction, the term “Covered Shares,” when used with respect to a Shareholder, shall be deemed to refer to and include such Shareholder’s Covered Shares immediately prior to such transaction, as well as all such stock dividends and distributions and any securities into which or for which any or all of such Shareholder’s Covered Shares may be converted or exchanged or which are received in such transaction.

3.3 No Solicitation. Each Shareholder agrees that it shall not, directly or indirectly: (i) initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any proposal or offer with respect to any Acquisition Proposal, (ii) engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any Person relating to a proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (iii) otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal, or (iv) enter into an agreement or agreement in principle with respect to an Acquisition Proposal. Each Shareholder agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal. Each Shareholder agrees that it will notify Parent promptly (and in any event within twenty-four (24) hours) upon receipt of any Acquisition Proposal by it or any of its representatives, including the material terms of such proposal, the identity of the potential acquiror, any information requested or of any negotiations or discussions being sought to be initiated with such Shareholder or the Company.

3.4 Appraisal Rights. Each Shareholder hereby irrevocably and unconditionally waives, and agrees to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Amalgamation or any related transaction that such Shareholder may directly or indirectly have by virtue of the ownership of any Covered Shares.

3.5 Publication.

(a) Each Shareholder hereby permits Parent to publish and disclose in any document and/or schedule filed by Parent or any of its Affiliates with the SEC such Shareholder’s identity and ownership of Shares and the nature of such Shareholder’s obligations pursuant to this Agreement.

(b) No Shareholder shall issue or cause the publication of any press release or other public announcement (to the extent not previously issued or made in accordance with the Amalgamation Agreement) with respect to this Agreement, the Amalgamation Agreement or the other transactions contemplated hereby and thereby without the prior consent of Parent.

3.6 Shareholder Capacity. Each Shareholder acknowledges that such Shareholder is an informed and sophisticated investor and, together with such Shareholder’s advisors, has undertaken such investigation as such Shareholder has deemed necessary, including the review of the Amalgamation Agreement and this Agreement, to enable such Shareholder to make an informed decision with respect to the Amalgamation Agreement, this Agreement and the transactions contemplated thereby and hereby.

3.7 Further Actions. Each of the Shareholders agrees that it will use its reasonable best efforts to do all things necessary to effectuate this Agreement and the transactions contemplated by the Amalgamation Agreement.

ARTICLE IV

Representations and Warranties of the Shareholders

Each Shareholder hereby represents and warrants to Parent, as follows:

4.1 Authority. Such Shareholder has all requisite legal capacity, power and authority and has taken all corporate and other action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized and executed and delivered by such Shareholder and is a valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.

4.2 Ownership of Covered Shares. As of the date hereof, such Shareholder has the sole power to vote and dispose of such Shareholder’s Covered Shares for and on behalf of all Beneficial Owners of such Covered Shares. Such Shareholder Beneficially Owns the Covered Shares, free and clear of all Liens. Such Shareholder has not appointed or granted any proxy that is still in effect with respect to any Covered Shares.

4.3 No Conflicts.

(a) Other than the filings and/or notices under the Exchange Act, no notices, reports or other filings are required to be made by such Shareholder with, nor are any consents, waivers, registrations, approvals, permits, authorizations, notices or filings required to be made or obtained by such Shareholder to or from, any Governmental Entity in connection with the execution and delivery of this Agreement by the Shareholder and the consummation by the Shareholder of the transactions contemplated hereby, except those that the failure to make or obtain would not, individually or in the aggregate, reasonably be likely to prevent, materially delay or materially impair the ability of such Shareholder to consummate the transactions contemplated hereby.

(b) The execution, delivery and performance of this Agreement by such Shareholder do not, and the consummation by such Shareholder and the other transactions contemplated hereby will not, constitute or result in (i) if such Shareholder is an entity, a breach or violation of, or a default under, the memorandum of association, bye-laws or comparable organizational documents of such Shareholder, (ii) a breach or violation of, or a default, termination or cancellation under, or the acceleration of any obligations or the creation of a Lien on the assets of such Shareholder pursuant to any Contracts binding upon such Shareholder or any Law or Order applicable to such Shareholder or by which its properties is bound or affected or (iii) any change in the rights or obligations of any party (including requiring any consents or waivers) under any of the Contracts, except, in the case of clause (ii) or (iii) above, for any breach, violation, default, termination, cancellation, acceleration, Lien or change that, individually or in the aggregate, would not reasonably be likely to prevent, materially delay or materially impair the ability of such Shareholder to consummate the transactions contemplated hereby.

4.4 Reliance by Parent. Such Shareholder understands and acknowledges that Parent is entering into the Amalgamation Agreement in reliance upon the execution and delivery of this Agreement by such Shareholder.

ARTICLE V

Termination

5.1 Termination. This Agreement shall terminate, and none of Parent or any of the Shareholders shall have any further rights or obligations hereunder, upon the earlier to occur of the Effective Time and the date that is nine months following the date of termination of the Amalgamation Agreement; provided, however, that if the Company enters into a definitive agreement with respect to an Acquisition Proposal within such nine month period, this Agreement will terminate upon the consummation or termination of such definitive agreement. Notwithstanding the previous sentence, this Agreement shall terminate automatically upon termination of the Amalgamation Agreement if:

(a) the Amalgamation Agreement is terminated pursuant to Section 8.1, 8.2(c), 8.3(b) or 8.4(c) thereof, or

(b) the Amalgamation Agreement is terminated pursuant to Section 8.2(a) or 8.4(b) thereof (except for any termination based on the Company’s breach of Section 6.2 of the Amalgamation Agreement) and, prior to termination of the Amalgamation Agreement, (i) no Acquisition Proposal shall have been made to the Company or its shareholders and (ii) no Person shall have publicly announced an intention to make an Acquisition Proposal with respect to the Company.

Any date on which the Agreement is terminated under this Section 5.1 shall be referred to as the “Termination Date.” Notwithstanding the foregoing, this Section 5.1 and Articles IV and VI of this Agreement shall survive the termination of this Agreement.

ARTICLE VI

Miscellaneous

6.1 Entire Agreement. This Agreement, together with the Amalgamation Agreement, constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, between the parties, with respect to the subject matter hereof.

6.2 Amendments, Waivers. This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by each of the parties hereto. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

6.3 Specific Performance. The parties agree that if any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms of this Agreement, in addition to any other remedy at law or equity. This provision is without prejudice to any other rights or remedies, whether at law or in equity, that any party hereto may have against any other party hereto for any failure to perform such party’s obligations under this Agreement.

6.4 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by facsimile, and shall be deemed delivered on the date delivered if by personal delivery, on the date upon which receipt is signed or delivery is made if mailed by registered or certified mail or on the date sent by facsimile if the appropriate facsimile confirmation is received by the sender:

If to Parent:

Mattel, Inc.

333 Continental Boulevard

El Segundo, CA 90245-5012

Attention: Robert Normile

fax: (310) 252-2567

with a copy to:

James Beaubien

Latham & Watkins LLP

633 West Fifth Street, Suite 4000

Los Angeles, CA 90071-2007

fax: (213) 891-8763

If to a Shareholder, addressed to such Shareholder at the address and facsimile number set forth on Schedule II hereto, with a copy to:

Dennis W. Harwood

Barger & Wolen LLP

19800 MacArthur Boulevard

Eighth Floor

Irvine, CA 92612-2427

fax: (949) 752-6313

Such notices shall be sent to such other persons or addresses as may be designated in writing by the party to receive such notices as provided above.

6.5 Interpretation. The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

6.6 Assignment. No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other party; provided, that Parent may assign any of its rights and obligations hereunder, in whole or in part, to any Affiliate or Subsidiary of Parent without obtaining the consent of the Shareholder and any such assignment shall not relieve Parent of its obligations hereunder.

6.7 Parties in Interest; No Third Party Beneficiaries. Subject to Section 6.6 (Assignment), this Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

6.8 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provisions shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

6.9 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

6.10 Consent to Jurisdiction.

(a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any federal court located in the state of Delaware (and any courts from which appeals from judgments of that court are heard) as to any dispute or claim as to which there is subject matter jurisdiction in that court and, for all other disputes or claims, the parties consent to exclusive jurisdiction in any state court in the state of Delaware (and any courts from which appeals from judgments of that court are heard) in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such Federal court or, to the extent there is no subject matter jurisdiction in such Federal court, in such state court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such Delaware Federal or state court, and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such Delaware Federal or state court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.4. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.10(b).

6.11 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

(Signature Pages Follow)

Exhibit 99.2

IN WITNESS WHEREOF, Parent and the Shareholders have caused this Agreement to be duly executed as of the day and year first above written.

MATTEL FOREIGN HOLDINGS, LTD.

By:	/s/ Bryan Stockton
Name: Bryan Stockton Title: President

Richard H. Pickup

By:	/s/ Richard H. Pickup
Name: Richard H. Pickup

Dito Devcar Corporation, a Nevada corporation

By:	/s/ Richard H. Pickup
Name: Richard H. Pickup Title: President

Dito Caree Limited Partnership, a Nevada limited partnership

By:	Gamebusters, Inc., a Nevada corporation
Title: Sole General Partner

By:	/s/ Joseph W. Moody
Name: Joseph W. Moody Title: President

Pickup Family Trust, dated January 5, 1980, as amended and restated

By:	/s/ Richard H. Pickup
Name: Richard H. Pickup Title: Trustee

The Richard H. Pickup Employee MMP PL

By:	/s/ Richard H. Pickup
Name: Richard H. Pickup Title: Trustee

Pickup Charitable Unitrust, II dated May 12, 1993

By:	/s/ Dennis Harwood
Name: Dennis Harwood Title: Trustee